UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	October 19, 2018
MGIC Investment Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Wisconsin	1-10816	39-1486475
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

250 E. Kilbourn Avenue, Milwaukee, Wisconsin		53202
________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	414-347-6480

Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[  ]  Emerging Growth Company
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 8.01.    Other Events.

MGIC Investment Corporation is announcing the pricing of $318,636,000 of 10-year mortgage insurance-linked notes issued by Home Re 2018‑1 Ltd. (Home Re), a newly formed Bermuda special purpose insurer. The notes are being offered for sale to eligible third party capital markets investors in an unregistered private offering. In connection with the transaction, MGIC Investment Corporation’s wholly owned subsidiary, Mortgage Guaranty Insurance Corporation (MGIC), will receive $318,636,000 of fully collateralized excess of loss reinsurance protection from Home Re at inception, covering an existing portfolio of mortgage insurance policies written with an insurance coverage in force date on or after July 1, 2016, but before January 1, 2018. The offering is expected to close on or before October 30, 2018, subject to customary conditions. Home Re is not a subsidiary or affiliate of MGIC Investment Corporation.

The mortgage insurance-linked notes to be issued by Home Re will consist of three classes as follows:

$142,449,000 Class M-1 Notes with an initial interest rate of one-month LIBOR plus 160 basis points;

$157,444,000 Class M-2 Notes with an initial interest rate of one-month LIBOR plus 300 basis points; and

$18,743,000 Class B-1 Notes with an initial interest rate of one-month LIBOR plus 400 basis points.

The securities described herein have not been and will not be registered under the U.S. Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This report shall not constitute an offer to sell or a solicitation of an offer to buy any of the aforementioned securities and shall not constitute an offer, solicitation or sale in any state or jurisdiction in which, or to any person to whom, such an offer, solicitation or sale would be unlawful.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGIC INVESTMENT CORPORATION
Date: October 22, 2018	By: /s/ Timothy J. Mattke
Timothy J. Mattke
Executive Vice President and Chief Financial Officer